UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 12, 2010

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        BLUGRASS ENERGY, INC.

(Name of Small Business issuer in its charter)

   Nevada                                                 333-135852                                  20-4952339

(State or other jurisdiction of               (Commission File No.)                 (IRS Employer  incorporation or organization)                                                                  Identification Number)

                                       3730-1015-4th Street SW Calgary Alberta T2R 1J4

 (Address of principal executive offices)

                                                               (403) 830-7566

(Registrant’s telephone number)

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Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Registered Public Accounting Firm

(i)   On February 12, 2009 Larry O’Donnell CPA, P.C. was dismissed as Blugrass Energy Inc. (the “Company”) independent registered public accounting firm.

(ii)  Larry O’Donnell CPA, P.C’s  report on the Company’s financial statements for the fiscal year ended June 30, 2009 contained an opinion on the uncertainty of the Company to continue as a going concern because of the Company’s need to raise additional working capital to service its debt and for its planned activity.

(iii)  The Company’s Board of Directors approved the decision to change its independent registered public accounting firm.

(iv)  During the last fiscal year ended June  30, 2009, and further through the date of dismissal of, there have been no disagreements with Larry O’Donnell CPA, P.C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-K.

(v)  During the last fiscal year ended June  30, 2009, and further through the date of dismissal of Larry O’Donnell CPA, P.C , Larry O’Donnell CPA, P.C did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi) The Company requested that Larry O’Donnell CPA, P.C furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On February 12, 2010 the Company engaged (“MADSEN & ASSOCIATES CPA’S, INC”) as our new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2010. During the most recent fiscal year and the interim periods preceding the engagement, the Company did not consult with  MADSEN & ASSOCIATES CPA’S, INC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MADSEN & ASSOCIATES CPA’S, INC concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
No.	Description
16.1	Letter from Larry O’Donnell CPA, P.C.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUGRASS ENERGY, INC. a Nevada Corporation

Dated: February 16, 2009	By:	/s/ John Kenney Berscht
/ John Kenney Berscht, President and Director